UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023 (August 8, 2023)
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road,	Charlotte,	North Carolina	28277
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BHF	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.600% Non-Cumulative Preferred Stock, Series A	BHFAP	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.750% Non-Cumulative Preferred Stock, Series B	BHFAO	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series C	BHFAN	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.625% Non-Cumulative Preferred Stock, Series D	BHFAM	The Nasdaq Stock Market LLC
6.250% Junior Subordinated Debentures due 2058	BHFAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.   Results of Operations and Financial Condition.
On August 8, 2023, Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”) issued (i) a news release announcing its results for the quarter ended June 30, 2023, a copy of which was attached as Exhibit 99.1 to the Current Report on Form 8-K furnished to the U.S. Securities and Exchange Commission on August 8, 2023 (the “Original Form 8-K”), and (ii) a financial supplement for the quarter ended June 30, 2023, a copy of which was attached as Exhibit 99.2 to the Original Form 8-K. Brighthouse Financial is furnishing this Amendment No. 1 on Form 8-K/A solely for the purpose of providing updated copies of the news release and the financial supplement correcting an inadvertent error related to the number of Weighted average common shares outstanding – diluted, which in turn resulted in errors in the Adjusted earnings per diluted share (“Adjusted EPS”) and the Impact of inclusion of dilutive shares, reported therein. Six references in the news release and four references in the financial supplement to Adjusted EPS for the three months ended June 30, 2023 of $4.13 have been updated to $4.04; two references in the financial supplement to Adjusted EPS for the six months ended June 30, 2023 of $7.03 have been updated to $6.89; one reference in each of the news release and the financial supplement to the Impact of inclusion of dilutive shares for the three months ended June 30, 2023 of $(0.08) has been updated to $0.01; one reference in the financial supplement to the Impact of inclusion of dilutive shares for the six months ended June 30, 2023 of $(0.11) has been updated to $0.03; and one reference in each of the news release and the financial supplement to Weighted average common shares outstanding – diluted as of June 30, 2023 of 65,463,794 has been updated to 66,967,185. No other changes have been made to the Original Form 8-K, the news release or the financial supplement furnished therewith.

Adjusted EPS is a Non-GAAP measure. Please refer to the referenced news release and financial supplement for the definition of Adjusted EPS and reconciliation of Adjusted EPS to the most directly comparable GAAP measure.

The corrected news release and the financial supplement are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02, 7.01 and Exhibits 99.1 and 99.2 listed in Item 9.01 of this Current Report on Form 8-K/A shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.
In connection with its earnings call for the quarter ended June 30, 2023, Brighthouse Financial prepared a presentation for use with investors and other members of the investment community. The presentation contained four references to Adjusted EPS for the three months ended June 30, 2023 of $4.13 and one reference to the Impact of inclusion of dilutive shares for the three months ended June 30, 2023 of $(0.08), all of which have been updated to $4.04 and $0.01, respectively, as described in Item 2.02 above. The updated presentation is available on the Brighthouse Financial investor relations website at http://investor.brighthousefinancial.com.

Brighthouse Financial routinely uses its investor relations website to provide presentations, press releases and other information that may be deemed material to investors. Accordingly, the Company encourages investors and others interested in the Company to review the information that it shares at http://investor.brighthousefinancial.com.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1**	News release of Brighthouse Financial, Inc., dated August 8, 2023, as updated August 9, 2023 announcing its results for the quarter ended June 30, 2023
99.2**	Financial Supplement for the quarter ended June 30, 2023, as updated August 9, 2023
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Filed herewith.
**    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Kristine H. Toscano
	Name:	Kristine H. Toscano
	Title:	Chief Accounting Officer

Date: August 9, 2023

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